Details of Selected Balance Sheet Accounts - Inventories (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Summary of inventories:
Raw materials and purchased subassemblies	$ 34,949	$ 41,461
Work-in-process	8,478	18,221
Finished goods	13,769	21,284
Reserve for excess and obsolete inventories	(24,475)	(29,804)
Total	32,721	51,162
Inventory obsolescence and excess inventory charges	151	$ 6,952	$ 21,197
Increase in reserve for excess and obsolete inventories	$ 100